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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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      Date of Report (date of earliest event reported):  December 31, 1998


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                               MHM SERVICES, INC.

             (Exact name of registrant as specified in its charter)


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
                   DELAWARE                                      1-12238                              52-1223048
(State or other jurisdiction of incorporation)           (Commission File Number)        (I.R.S. Employer Identification No.)
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                           8000 TOWERS CRESCENT DRIVE
                                   SUITE 810
                            VIENNA, VIRGINIA  22182
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (703) 749-4600

                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.


        On December 31, 1998, MHM Services, Inc. through its wholly-owned subsidiary, MHM Extended Care Services, Inc.(the "Extended Care Services Division"), (collectively, the "Company"), completed a series of transactions which resulted, with one exception, in the total divestiture of all the business units in which the Extended Care Services Division has operated. These transactions were undertaken to execute management's strategy to focus upon its correctional services business and eliminate those business units which were unprofitably operating. As a result of these transactions, the Company's sole remaining operations in the Extended Care Services Division consist of a capitated contract to provide services to Medicaid beneficiaries residing in
Georgia nursing homes.  The Company intends to retain this contract.   The
operations of the business units, which were divested accounted for approximately $11.5 million in revenue for the fiscal year ended September 30, 1998.

        Effective December 16, 1998, the Extended Care Services Division entered into an agreement with Paradigm Health Services, Inc.("Paradigm"), whereby the Company agreed to transfer certain assets related to the delivery of mental health services to patients of extended care facilities in the States of Tennessee and Georgia, except those provided under the Company's capitated Medicaid contract with the State of Georgia Department of Medical Assistance. These assets primarily include contracts for the provision of health care services and contracts with treating clinicians. The transfer of the assets is to occur when Paradigm receives new certifications and provider numbers for participation in the Medicare and Medicaid programs. Pending the transfer, Paradigm is managing the business in which the assets it is purchasing are employed under an Interim Management Agreement. The financial risks associated with the operations of the business have been assumed by Paradigm under this management agreement. Paradigm has not paid, nor will it pay, any consideration of a material nature in connection with its acquisition from the Company. The Company, however, by virtue of this transaction was relieved of its obligations to continue to manage and operate the business.

        On December 31, 1998, the Company executed and closed an agreement with Arbour Elder Services, Inc. d/b/a Arbour Seniorcare to sell the operations which the Extended Care Services Division maintained in the State of Massachusetts. These assets included outpatient clinics, contracts to provide behavioral health care services to extended care facilities such as nursing homes and schools, equipment and agreements with treating clinicians. The assets principally comprise those assets which the Company initially acquired from National Mentor, Inc., Liberty Bay Colony Health Services, Inc. and Liberty Management Group, Inc. related to the delivery of outpatient mental health services and services to patients of extended care facilities in Massachusetts. These assets were sold for a current payment of $850,000 which was paid at closing.

        Also on December 31, 1998, the Company closed an agreement with BHG of Pennsylvania, LLC ("BHG") to sell certain assets related to the delivery of mental health





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services to patients of extended care facilities in the States of Pennsylvania and New Jersey. These assets included contracts to provide mental health services to nursing homes and other contractual rights and other intangible assets used in the operations being sold. The total consideration for this transaction was $170,000 of which $20,000 was paid at closing. The remaining $150,000 is payable in accordance with a promissory note, payable in its entirety, on March 30, 1999. The assets purchased will not transfer until BHG secures provider numbers to participate in the Medicare and Medicaid programs. Until these numbers are obtained, BHG is operating the business in which the assets being purchased are employed under an Interim Management Agreement. The financial risks associated with the operations of the business have been assumed by BHG under this management agreement. Integrated Health Options, LLC, BHG, Inc. and Illiana Behavioral Management, Inc. have guaranteed BHG's performance under the outstanding agreements including the note. The guaranty of Integrated Health Options, LLC is also secured under a Security Agreement.

        The description of this series of transactions contained herein is qualified in its entirety by reference to the agreements relating thereto, which are appended hereto as exhibits to this Form 8-K, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS.

         (a)      Financial statements of business acquired.

         (b)      Not applicable.

         (b)      Pro forma financial information.

              As of date of this Form 8-K, it is impracticable for the Company to file the required pro forma financial information required by this item. The Company intends to file such required information as soon as the pro forma financial information becomes available, but in any event not later than March 16, 1999.

         (c)      Exhibits:

      10.1 Asset Purchase Agreement by and between Paradigm Health Services, Inc. and MHM Extended Care Services, Inc. (filed herewith).

      10.2 Interim Management Agreement by and between Paradigm Health Services, Inc. and MHM Extended Care Services, Inc. (filed herewith).

      10.3 Asset Purchase Agreement by and among Arbour Elder Services, Inc., d/b/a Arbour Seniorcare and MHM Extended Care Services, Inc. and MHM Services, Inc. (filed herewith)







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     10.4     Asset Purchase Agreement by and between BHG of Pennsylvania, LLC and MHM Extended Care Services, Inc. (filed herewith).

     10.5 Interim Management Agreement by and between BHG of Pennsylvania, LLC and MHM Extended Care Services, Inc. (filed herewith).

     10.6 Term Promissory Note of BHG of Pennsylvania, LLC, issued to MHM Extended Care Services, Inc. (filed herewith).

     10.7 Guaranty Agreement by and among Integrated Health Options, LLC, BHG, Inc., and Illiana Behavioral Management, Inc., for the benefit of MHM Extended Care Services, Inc. (filed herewith)

     10.8 Security Agreement by and between Integrated Health Options, LLC and MHM Extended Care Services, Inc. (filed herewith).

     99.1 Press Release of the Company dated January 11, 1999 (filed herewith).







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MHM SERVICES, INC.
                                      (Registrant)

Date:  January 15, 1999               By:
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                                            Cleveland E. Slade
                                            Chief Financial Officer







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